SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

January 27, 2004

AdvancePCS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21447	75-2493381
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 West John Carpenter Freeway, Suite 1200, Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 524-4700

Item 12. Disclosure of Results of Operations and Financial Condition

On January 27, 2004, the Company issued a press release reporting financial results for the fiscal quarter ended December 31, 2003. A webcast in connection with the issuance of the press release will be held on January 28, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated into this Item 12 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCEPCS

Date: January 27, 2004	By:	/s/ David D. Halbert

Name: David D. Halbert Title: Chairman of the Board, President and Chief Executive Officer